Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2020

	Shares	Value
COMMON STOCKS† - 1.5%
Utilities - 1.0%
TexGen Power LLC*,†††	46,457	$1,579,538
Consumer, Non-cyclical - 0.4%
ATD New Holdings, Inc.*,††	24,428	386,768
Chef Holdings, Inc.*,†††	3,007	250,574
Targus Group International Equity, Inc.*,†††,1	32,060	66,783
Save-A-Lot*,†††	24,751	–
Total Consumer, Non-cyclical		704,125
Energy - 0.1%
SandRidge Energy, Inc.*,2	57,766	91,270
Legacy Reserves, Inc.*,†††	2,359	2,359
Total Energy		93,629
Technology - 0.0%
Qlik Technologies, Inc. - Class A*,†††	56	68,392
Qlik Technologies, Inc. - Class B*,†††	13,812	–
Total Technology		68,392
Industrial - 0.0%
BP Holdco LLC*,†††,1	65,965	23,258
Ursa Insulation BV*,†††	135,131,158	8,063
Vector Phoenix Holdings, LP*,†††	65,965	5,520
Total Industrial		36,841
Financials - 0.0%
Sparta Systems*,†††	1,922	–
Total Common Stocks
(Cost $6,109,745)		2,482,525
PREFERRED STOCKS†† - 0.7%
Financial - 0.7%
American Equity Investment Life Holding Co., 5.95%	46,000	1,099,860
Total Preferred Stocks
(Cost $1,150,000)		1,099,860

	Face Amount~
CORPORATE BONDS†† - 88.4%
Consumer, Non-cyclical - 18.8%
KeHE Distributors LLC / KeHE Finance Corp.
8.63% due 10/15/26[3]	4,000,000	4,350,000
Beverages & More, Inc.
11.50% due 06/15/22[2,4]	4,695,000	3,990,750
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[2,3]	3,500,000	3,465,000
Vector Group Ltd.
6.13% due 02/01/25[2,3]	3,050,000	3,095,750
Kraft Heinz Foods Co.
5.00% due 06/04/42[2]	1,725,000	1,910,142
4.38% due 06/01/46[2]	750,000	769,371
4.63% due 10/01/39[3]	350,000	371,842
Sabre GLBL, Inc.
7.38% due 09/01/25[3]	1,500,000	1,572,720
9.25% due 04/15/25[3]	650,000	723,125
Nathan’s Famous, Inc.
6.63% due 11/01/25[3]	1,600,000	1,636,000
Par Pharmaceutical, Inc.
7.50% due 04/01/27[2,3]	1,340,000	1,430,450
Carriage Services, Inc.
6.63% due 06/01/26[2,3]	1,160,000	1,226,700
AMN Healthcare, Inc.
4.63% due 10/01/27[2,3]	1,125,000	1,174,927
US Foods, Inc.
6.25% due 04/15/25[2,3]	1,050,000	1,110,375
Avanos Medical, Inc.
6.25% due 10/15/22	764,000	765,910
Sotheby’s
7.38% due 10/15/27[2,3]	725,000	739,500
Tenet Healthcare Corp.
7.50% due 04/01/25[2,3]	650,000	713,375
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[2,3]	791,000	641,082
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
9.50% due 07/31/27[2,3]	181,000	195,932
6.00% due 06/30/28[2,3]	228,000	176,700
Nielsen Finance LLC / Nielsen Finance Co.
5.00% due 04/15/22[3]	125,000	125,119
Total Consumer, Non-cyclical		30,184,770
Financial - 15.2%
Hunt Companies, Inc.
6.25% due 02/15/26[2,3]	3,725,000	3,573,281
Jefferies Finance LLC / JFIN Company-Issuer Corp.
6.25% due 06/03/26[2,3]	2,000,000	2,020,000
7.25% due 08/15/24[2,3]	1,555,000	1,508,350
AmWINS Group, Inc.
7.75% due 07/01/26[2,3]	3,250,000	3,501,875
Barclays plc
7.75%[2,5,6]	3,000,000	3,177,418
NFP Corp.
6.88% due 08/15/28[2,3]	2,500,000	2,614,000
Iron Mountain, Inc.
5.63% due 07/15/32[2,3]	1,500,000	1,612,500
4.50% due 02/15/31[3]	375,000	384,889
OneMain Finance Corp.
7.13% due 03/15/26[2]	1,100,000	1,262,244
8.88% due 06/01/25[2]	350,000	394,625
6.63% due 01/15/28	200,000	228,302
Quicken Loans LLC
5.75% due 05/01/25[3]	900,000	925,875
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[3]	850,000	897,936
Prosight Global Inc.
7.50% due 11/26/20†††,2	650,000	656,734
LPL Holdings, Inc.
4.63% due 11/15/27[2,3]	400,000	416,000
5.75% due 09/15/25[3]	200,000	208,000

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2020

	Face Amount~	Value
CORPORATE BONDS†† - 88.4% (continued)
Financial - 15.2% (continued)
HUB International Ltd.
7.00% due 05/01/26[2,3]	550,000	$570,625
Assurant, Inc.
7.00% due 03/27/48[2,6]	400,000	428,320
Total Financial		24,380,974
Industrial - 13.5%
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[3]	1,900,000	2,058,365
6.25% due 03/15/26[2,3]	1,125,000	1,171,834
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22[2]	2,700,000	2,795,769
Cleaver-Brooks, Inc.
7.88% due 03/01/23[2,3]	2,553,000	2,495,557
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[2,3]	2,294,000	2,339,926
PowerTeam Services LLC
9.03% due 12/04/25[3]	1,825,000	1,936,781
Howmet Aerospace, Inc.
6.88% due 05/01/25[2]	1,500,000	1,705,011
Signature Aviation US Holdings, Inc.
4.00% due 03/01/28[2,3]	1,150,000	1,124,343
Standard Industries, Inc.
3.38% due 01/15/31[2,3]	1,100,000	1,092,773
Hillman Group, Inc.
6.38% due 07/15/22[3]	1,050,000	1,029,000
JELD-WEN, Inc.
6.25% due 05/15/25[3]	800,000	858,880
Mauser Packaging Solutions Holding Co.
8.50% due 04/15/24[3]	750,000	783,750
Amsted Industries, Inc.
4.63% due 05/15/30[2,3]	700,000	728,469
TransDigm, Inc.
8.00% due 12/15/25[2,3]	400,000	435,000
Summit Materials LLC / Summit Materials Finance Corp.
5.25% due 01/15/29[3]	325,000	340,463
EnerSys
4.38% due 12/15/27[2,3]	325,000	334,344
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27†††,2,4	300,507	270,420
Harsco Corp.
5.75% due 07/31/27[3]	100,000	104,494
Total Industrial		21,605,179
Consumer, Cyclical - 12.7%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[2,3]	2,950,000	2,957,375
Boyd Gaming Corp.
8.63% due 06/01/25[3]	1,500,000	1,653,750
Delta Air Lines, Inc.
7.00% due 05/01/25[2,3]	1,400,000	1,533,097
JB Poindexter & Company, Inc.
7.13% due 04/15/26[2,3]	1,175,000	1,248,884
Clarios Global, LP
6.75% due 05/15/25[3]	1,100,000	1,178,617
Clarios Global Limited Partnership / Clarios US Finance Co.
8.50% due 05/15/27[2,3]	1,050,000	1,114,877
Titan International, Inc.
6.50% due 11/30/23	1,475,000	1,100,874
Wolverine World Wide, Inc.
6.38% due 05/15/25[3]	1,000,000	1,060,000
Wabash National Corp.
5.50% due 10/01/25[2,3]	1,025,000	1,014,750
Hanesbrands, Inc.
5.38% due 05/15/25[2,3]	950,000	1,013,175
Aramark Services, Inc.
6.38% due 05/01/25[2,3]	875,000	916,562
Live Nation Entertainment, Inc.
6.50% due 05/15/27[2,3]	800,000	872,000
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27[2]	650,000	673,686
Williams Scotsman International, Inc.
4.63% due 08/15/28[3]	650,000	657,865
Picasso Finance Sub, Inc.
6.13% due 06/15/25[3]	575,000	616,687
Vail Resorts, Inc.
6.25% due 05/15/25[3]	400,000	428,500
CD&R Smokey Buyer, Inc.
6.75% due 07/15/25[3]	400,000	428,000
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[2,3]	400,000	416,000
Six Flags Theme Parks, Inc.
7.00% due 07/01/25[3]	350,000	378,770
Cedar Fair Limited Partnership / Canada’s Wonderland Company / Magnum Management Corp.
5.38% due 06/01/24	325,000	325,874
Powdr Corp.
6.00% due 08/01/25[3]	300,000	309,750
Yum! Brands, Inc.
7.75% due 04/01/25[2,3]	250,000	279,063
Brookfield Residential Properties Incorporated / Brookfield Residential US Corp.
4.88% due 02/15/30[3]	210,000	196,743
Total Consumer, Cyclical		20,374,899
Communications - 12.3%
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50% due 05/01/32[2,3]	2,200,000	2,331,758
4.25% due 02/01/31[3]	1,125,000	1,176,707
EIG Investors Corp.
10.88% due 02/01/24[2]	3,041,000	3,147,435

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2020

	Face Amount~	Value
CORPORATE BONDS†† - 88.4% (continued)
Communications - 12.3% (continued)
Altice France S.A.
8.13% due 02/01/27[2,3]	1,300,000	$1,449,500
7.38% due 05/01/26[2,3]	1,000,000	1,061,650
Cengage Learning, Inc.
9.50% due 06/15/24[3]	3,560,000	2,385,200
Level 3 Financing, Inc.
3.63% due 01/15/29[2,3]	1,500,000	1,503,900
4.63% due 09/15/27[2,3]	775,000	811,813
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[2,3]	3,192,000	1,819,440
CSC Holdings LLC
4.63% due 12/01/30	1,125,000	1,152,900
Virgin Media Vendor Financing Notes IV DAC
5.00% due 07/15/28[3]	950,000	984,627
Houghton Mifflin Harcourt Publishers, Inc.
9.00% due 02/15/25[2,3]	800,000	784,000
Netflix, Inc.
3.63% due 06/15/30	EUR 450,000	594,018
TripAdvisor, Inc.
7.00% due 07/15/25[3]	225,000	237,375
LCPR Senior Secured Financing DAC
6.75% due 10/15/27[3]	200,000	214,500
Total Communications		19,654,823
Energy - 5.7%
American Midstream Partners Limited Partnership / American Midstream Finance Corp.
9.50% due 12/15/21[3]	2,340,000	2,164,500
Indigo Natural Resources LLC
6.88% due 02/15/26[2,3]	1,815,000	1,855,838
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25[2]	1,350,000	1,161,000
Comstock Resources, Inc.
7.50% due 05/15/25[3]	970,000	965,150
CVR Energy, Inc.
5.75% due 02/15/28[2,3]	900,000	816,750
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27[2]	775,000	778,875
Rattler Midstream, LP
5.63% due 07/15/25[3]	400,000	423,000
Unit Corp.
due 05/15/21[7]	2,828,000	370,242
Parkland Corp.
6.00% due 04/01/26[3]	325,000	342,894
Viper Energy Partners, LP
5.38% due 11/01/27[3]	200,000	205,940
Basic Energy Services, Inc.
10.75% due 10/15/23[4]	575,000	115,000
Bruin E&P Partners LLC
due 08/01/23[4,7]	930,000	1,823
Total Energy		9,201,012
Basic Materials - 5.1%
United States Steel Corp.
12.00% due 06/01/25[2,3]	1,400,000	1,484,000
6.88% due 08/15/25[2]	600,000	439,500
Alcoa Nederland Holding BV
6.75% due 09/30/24[2,3]	1,500,000	1,551,570
Arconic Corp.
6.00% due 05/15/25[2,3]	850,000	901,000
Minerals Technologies, Inc.
5.00% due 07/01/28[3]	800,000	834,000
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
9.00% due 07/01/28[3]	750,000	808,125
Big River Steel LLC / BRS Finance Corp.
7.25% due 09/01/25[2,3]	600,000	621,762
Neon Holdings, Inc.
10.13% due 04/01/26[2,3]	522,000	553,320
Carpenter Technology Corp.
6.38% due 07/15/28	450,000	470,208
Compass Minerals International, Inc.
6.75% due 12/01/27[2,3]	200,000	218,626
Clearwater Paper Corp.
4.75% due 08/15/28[3]	200,000	201,750
Mirabela Nickel Ltd.
due 06/24/19[4,7]	1,279,819	63,991
Total Basic Materials		8,147,852
Technology - 3.5%
NCR Corp.
6.13% due 09/01/29[2,3]	1,050,000	1,126,125
8.13% due 04/15/25[3]	775,000	867,000
5.25% due 10/01/30[3]	850,000	861,059
6.38% due 12/15/23[2]	800,000	816,000
Boxer Parent Company, Inc.
7.13% due 10/02/25[3]	1,150,000	1,249,245
Open Text Holdings, Inc.
4.13% due 02/15/30[3]	350,000	362,869
Open Text Corp.
3.88% due 02/15/28[2,3]	300,000	308,568
Total Technology		5,590,866
Utilities - 1.6%
Terraform Global Operating LLC
6.13% due 03/01/26[2,3]	2,525,000	2,562,875
Total Corporate Bonds
(Cost $144,518,203)		141,703,250
SENIOR FLOATING RATE INTERESTS††,9 - 37.6%
Consumer, Cyclical - 12.2%
NES Global Talent
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 05/11/23†††	4,517,832	3,817,568

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2020

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,9 - 37.6% (continued)
Consumer, Cyclical - 12.2% (continued)
Alexander Mann
4.43% (6 Month GBP LIBOR + 3.75%, Rate Floor: 3.75%) due 12/16/24†††	GBP 1,172,865	$1,293,169
5.73% (3 Month GBP LIBOR + 5.00%, Rate Floor: 5.00%) due 06/16/25	GBP 1,150,000	1,239,787
6.06% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 06/16/25	1,300,000	1,020,500
Accuride Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	3,725,297	2,704,566
BBB Industries, LLC
5.58% (3 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 08/01/25	1,772,932	1,516,974
SP PF Buyer LLC
4.66% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 12/22/25	1,515,809	1,359,181
EnTrans International, LLC
6.16% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24	1,260,000	1,052,100
CHG Healthcare Services, Inc.
4.07% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 06/07/23	895,386	880,835
Playtika Holding Corp.
7.07% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 12/09/24	602,995	607,379
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
4.68% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/03/25	635,866	586,587
SHO Holding I Corp.
5.36% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) (in-kind rate was 2.23%) due 04/27/24[8]	689,891	482,924
Drive Chassis (DCLI)
8.52% (3 Month USD LIBOR + 8.25%, Rate Floor: 8.25%) due 04/10/26	500,000	462,500
Midas Intermediate Holdco II LLC
3.75% (3 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 08/18/21	496,144	441,846
Nellson Nutraceutical
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/23/21	433,178	394,192
PT Intermediate Holdings III LLC
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 10/15/25	373,125	343,275
American Tire Distributors, Inc.
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	225,417	216,401
8.50% (1 Month USD LIBOR + 7.50% and 3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24	148,034	126,791
Intrawest Resorts Holdings, Inc.
2.91% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 07/31/24	298,469	286,250
Checkers Drive-In Restaurants, Inc.
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 04/25/24	485,000	250,987
Sotheby’s
6.50% (1 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 01/15/27	241,126	237,207
Blue Nile, Inc.
7.50% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23	403,750	232,156
Total Consumer, Cyclical		19,553,175
Industrial - 7.7%
Bhi Investments LLC
9.75% (3 Month USD LIBOR + 8.75%, Rate Floor: 9.75%) due 02/28/25†††	3,000,000	2,895,000
NA Rail Hold Co LLC (Patriot)
5.56% (3 Month USD LIBOR + 5.25%, Rate Floor: 5.25%) due 10/19/26†††	1,945,125	1,906,223
YAK MAT (YAK ACCESS LLC)
10.30% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	2,425,000	1,705,575
Mileage Plus Holdings LLC
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27	1,500,000	1,515,945
JetBlue Airways Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/17/24	1,000,000	995,750
Diversitech Holdings, Inc.
8.50% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25†††	1,000,000	950,000
Pelican Products, Inc.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/01/25	945,089	897,050

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2020

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,9 - 37.6% (continued)
Industrial - 7.7% (continued)
National Technical
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 06/12/21†††	711,491	$693,703
Avison Young (Canada), Inc.
5.27% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 01/31/26	595,500	553,815
ProAmpac PG Borrower LLC
9.50% (2 Month USD LIBOR + 8.50%, Rate Floor: 9.50%) due 11/18/24	250,000	228,543
Total Industrial		12,341,604
Consumer, Non-cyclical - 5.5%
Springs Window Fashions
9.57% (3 Month USD LIBOR + 8.50%, Rate Floor: 8.50%) due 06/15/26	2,900,000	2,402,157
Cambrex Corp.
6.00% (1 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 12/04/26†††	1,691,500	1,689,386
Endo Luxembourg Finance Co.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 04/29/24	1,389,258	1,336,869
US Foods, Inc.
4.25% (6 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 04/24/25	993,750	958,969
Moran Foods LLC
16.63% (3 Month USD LIBOR + 1.00%, Rate Floor: 2.00%) (in-kind rate was 10.75%) due 10/01/24†††,8	486,434	436,992
9.50% (3 Month USD LIBOR + 1.00%, Rate Floor: 2.00%) (in-kind rate was 6.00%) due 04/01/24†††,8	407,940	371,390
Blue Ribbon LLC
5.00% (1 Month USD LIBOR + 4.00% and 3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 11/15/21	850,000	780,785
CTI Foods Holding Co. LLC
7.00% (6 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) (in-kind rate was 3.00%) due 05/03/24†††,8	631,410	593,525
11.00% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) (in-kind rate was 6.00%) due 05/03/24†††,8	92,615	84,279
Examworks Group, Inc.
3.40% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 01/27/23†††	133,333	128,291
Total Consumer, Non-cyclical		8,782,643
Technology - 3.7%
24-7 Intouch, Inc.
4.91% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 08/25/25†††	2,407,125	2,190,484
Park Place Technologies LLC
9.00% (1 Month USD LIBOR + 8.00%, Rate Floor: 9.00%) due 03/30/26†††	1,680,723	1,579,880
Aspect Software, Inc.
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24	1,209,542	1,127,898
1A Smart Start LLC
7.00% (Commercial Prime Lending Rate + 3.75%, Rate Floor: 4.75%) due 08/19/27	980,000	980,000
Total Technology		5,878,262
Communications - 3.3%
Flight Bidco, Inc.
7.66% (1 Month USD LIBOR + 7.50%, Rate Floor: 7.50%) due 07/23/26	2,415,000	2,051,543
Cengage Learning Acquisitions, Inc.
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23	1,514,190	1,243,528
Nielsen Finance LLC
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 06/04/25	748,125	749,995
Resource Label Group LLC
9.50% (3 Month USD LIBOR + 8.50%, Rate Floor: 9.50%) due 11/26/23†††	850,000	701,250
Houghton Mifflin Co.
7.25% (1 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 11/22/24	292,500	269,100
McGraw-Hill Global Education Holdings LLC
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 05/04/22	277,828	239,163
Total Communications		5,254,579
Financial - 2.5%
Teneo Holdings LLC
6.25% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 07/11/25	3,970,000	3,811,200

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2020

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,9 - 37.6% (continued)
Financial - 2.5% (continued)
JZ Capital Partners Ltd.
6.75% (3 Month USD LIBOR + 5.75%, Rate Floor: 6.75%) due 06/14/21†††	100,000	$98,933
Citadel Securities LP
2.91% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 02/27/26	99,500	98,629
Total Financial		4,008,762
Energy - 1.9%
SeaPort Financing LLC
5.66% (1 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 10/31/25†††	2,534,349	2,255,571
Panda Stonewall
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 11/12/21	635,066	571,032
Summit Midstream Partners, LP
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/13/22†††	1,115,544	189,642
Permian Production Partners LLC
due 05/20/24†††,7	1,995,000	99,750
Gavilan Resources LLC
due 03/01/24†††,7	3,280,000	16,400
Total Energy		3,132,395
Basic Materials - 0.5%
Big River Steel LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 08/23/23	536,840	533,082
Ascend Performance Materials Operations LLC
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 08/27/26	297,750	295,270
Total Basic Materials		828,352
Utilities - 0.3%
Stonewall
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 11/13/21	513,439	461,668
Total Senior Floating Rate Interests
(Cost $70,851,831)		60,241,440
ASSET-BACKED SECURITIES†† - 1.4%
Collateralized Loan Obligations - 1.2%
Monroe Capital CLO Ltd.
2017-1A, 3.86% (3 Month USD LIBOR + 3.60%) due 10/22/26[3,9]	1,000,000	904,715
FDF I Ltd.
2015-1A, 6.88% due 11/12/30[2,3]	500,000	437,688
Treman Park CLO Ltd.
2015-1A, due 10/20/28[2,3,10]	500,000	336,567
Dryden 41 Senior Loan Fund
2015-41A, due 04/15/31[3,10]	600,000	272,829
Total Collateralized Loan Obligations		1,951,799
Financial - 0.1%
NCBJ
2015-1A, 5.88% due 07/08/22†††,2	217,637	219,467
Transport-Aircraft - 0.1%
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48[2,4]	202,396	117,709
Total Asset-Backed Securities
(Cost $2,672,271)		2,288,975
COLLATERALIZED MORTGAGE OBLIGATIONS††† - 1.2%
Residential Mortgage Backed Securities - 1.2%
FKRT
5.47% due 07/03/23[4]	1,972,543	1,991,124
Total Collateralized Mortgage Obligations
(Cost $1,972,547)		1,991,124
Total Investments - 130.8%
(Cost $227,274,597)		$ 209,807,174
Other Assets & Liabilities, net - (30.8)%		(49,433,666)
Total Net Assets - 100.0%		$ 160,373,508

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2020

Forward Foreign Currency Exchange Contracts††

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at August 31, 2020	Unrealized Depreciation
JPMorgan Chase Bank, N.A.	515,000	EUR	09/16/20	$607,700	$614,754	$(7,054)
Barclays Bank plc	1,933,000	GBP	09/16/20	2,520,031	2,583,629	(63,598)
						$(70,652)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	Affiliated issuer.
2	All or a portion of these securities have been physically segregated in connection with borrowings, reverse repurchase agreements and unfunded loan commitments. As of August 31, 2020, the total value of securities segregated was $71,626,775.
3	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $114,088,607 (cost $112,278,503), or 71.1% of total net assets.
4	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $6,550,817 (cost $9,563,997), or 4.1% of total net assets — See Note 7.
5	Perpetual maturity.
6	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
7	Security is in default of interest and/or principal obligations.
8	Payment-in-kind security.
9	Variable rate security. Rate indicated is the rate effective at August 31, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
10	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.

EUR — Euro
GBP — British Pound
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at August 31, 2020 (See Note 4 in the Notes to Schedule of Investments):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$91,270	$386,768	$2,004,487	$2,482,525
Preferred Stocks	—	1,099,860	—	1,099,860
Corporate Bonds	—	140,776,096	927,154	141,703,250
Senior Floating Rate Interests	—	38,250,004	21,991,436	60,241,440
Asset-Backed Securities	—	2,069,508	219,467	2,288,975
Collateralized Mortgage Obligations	—	—	1,991,124	1,991,124
Total Assets	$91,270	$182,582,236	$27,133,668	$209,807,174

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$—	$70,652	$—	$70,652
Unfunded Loan Commitments (Note 6)	—	—	55,704	55,704
Total Liabilities	$—	$70,652	$55,704	$126,356

** This derivative is reported as unrealized appreciation/depreciation at period end.

Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $42,224,093 are categorized as Level 2 within the disclosure hierarchy — See Note 3.

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2020

The following is a summary of the significant unobservable input used in the fair valuation of assets and liabilities categorized within the Level 3 of the fair value hierarchy.

Category	Ending Balance at August 31, 2020	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$ 219,467	Yield Analysis	Yield	4.9%	—
Collateralized Mortgage Obligations	1,991,124	Model Price	Purchase Price	—	—
Common Stocks	1,579,538	Third Party Pricing	Broker Quote	—	—
Common Stocks	416,886	Enterprise Value	Valuation Multiple	2.0x-15.8x	9.6x
Common Stocks	8,063	Model Price	Liquidation Value	—	—
Corporate Bonds	656,734	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Corporate Bonds	270,420	Yield Analysis	Yield	8.5%	—
Senior Floating Rate Interests	15,396,154	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	3,687,636	Model Price	Market Comparable Yields	6.3%-11.9%	10.7%
Senior Floating Rate Interests	1,421,460	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	808,382	Yield Analysis	Yield	11.1%-15.1%	13.3%
Senior Floating Rate Interests	677,804	Enterprise Value	Valuation Multiple	9.8x	9.8x
Total Assets	$27,133,668
Liabilities:
Unfunded Loan Commitments	$ 55,704	Model Price	Purchase Price	—	—

* Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, market comparable yields, liquidation value or valuation multiples would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines were revised to classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3 rather than Level 2, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended August 31, 2020, the Fund had assets with a total value of $2,845,428 transfer into Level 3 from Level 2 due to a lack of observable inputs and had assets with a total value of $5,005,716 transfer out of Level 3 into Level 2 due to changes in the securities valuation methods based on the availability of observable market inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended August 31, 2020:

	Assets						Liabilities
	Asset-Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Senior Floating Rate Interests	Common Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$233,134	$-	$916,340	$23,786,484	$1,804,983	$26,740,941	$(87,630)
Purchases/(Receipts)	-	2,000,004	-	26,751	-	2,026,755	(173,273)
(Sales, maturities and paydowns)/Fundings	(25,463)	(27,457)	(8,049)	(424,469)	-	(485,438)	-
Amortization of premiums/discounts	-	-	154	45,893	-	46,047	-
Total realized gains (losses) included in earnings	-	-	-	(118)	-	(118)	-
Total change in unrealized appreciation (depreciation) included in earnings	11,796	18,577	18,709	717,183	199,504	965,769	205,199
Transfers into Level 3	-	-	-	2,845,428	-	2,845,428	-
Transfers out of Level 3	-	-	-	(5,005,716)	-	(5,005,716)	-
Ending Balance	$219,467	$1,991,124	$927,154	$21,991,436	$2,004,487	$27,133,668	$(55,704)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at August 31, 2020	$11,796	$18,577	$18,709	$648,305	$199,504	$896,891	$166,688

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended August 31, 2020, in which the company is an affiliated issuer, were as follows:

Security Name	Value 05/31/20	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 08/31/20	Shares 08/31/20
Common Stocks
BP Holdco LLC*	$19,237	$–	$–	$–	$4,021	$23,258	65,965
Targus Group International Equity, Inc.*	56,995	–	–	–	9,788	66,783	32,060
	$76,232	$–	$–	$–	$13,809	$90,041

*	Non-income producing security.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2020

Note 1 – Organization
Guggenheim Credit Allocation Fund (the “Fund”) was organized as a Delaware statutory trust on June 7, 2012, and commenced investment operations on June 26, 2013. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to seek total return through a combination of current income and capital appreciation.

For information on the Fund’s other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual shareholder report.

Note 2 – Significant Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund's investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund's securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund's officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their net asset value per share (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds are valued at the last quoted sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity,

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2020

and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value". Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

Note 3 – Financial Instruments and Derivatives
As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Schedule of Investments.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purpose:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2020

agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets.

Note 4 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Federal Income Tax Information
The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2020

tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At August 31, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
$ 227,342,687	$ 7,239,249	$ (24,845,414)	$ (17,606,165)

Note 6 – Unfunded Loan Commitments
Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of August 31, 2020. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of August 31, 2020, were as follows:

Borrower	Maturity Date		Face Amount*	Value
Alexander Mann	12/16/24	GBP	77,135	$18,040
Aspect Software, Inc.	07/15/23		253,514	2,460
Cypress Intermediate Holdings III, Inc.	04/27/22		450,000	3,037
Examworks Group, Inc.	01/27/23		366,667	13,867
Solera LLC	12/03/22		1,000,000	18,300
				$55,704

* The face amount is denominated in U.S. dollars unless otherwise indicated.
GBP – British Pound

Note 7 – Restricted Securities
The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Basic Energy Services, Inc.
10.75% due 10/15/23	09/25/18	$571,229	$115,000
Beverages & More, Inc.
11.50% due 06/15/22[1]	06/16/17	4,438,221	3,990,750
Bruin E&P Partners LLC
due 08/01/23[2]	10/11/18	922,965	1,823
FKRT
5.47% due 07/03/23	06/12/20	1,972,547	1,991,124
Mirabela Nickel Ltd.
due 06/24/19[2]	12/31/13	1,160,920	63,991
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27[1]	02/05/14	297,702	270,420
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48[1]	11/27/13	200,413	117,709
		$9,563,997	$6,550,817

1	All or a portion of these securities have been physically segregated in connection with borrowings and unfunded loan commitments.
2	Security is in default of interest and/or principal obligations.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2020
Note 8 – COVID-19 and Recent Developments
The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

OTHER INFORMATION (Unaudited)	August 31, 2020

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications defined by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.